UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 15, 2017

INTERCONTINENTAL TECHNOLOGY, INC.

(Exact name of Registrant as specified in its charter)

Colorado	333-199452	46-3289369
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 North Rocky Point East, Suite 200, Tampa, FL 33607

(Address of Principal Executive Offices)

800-304-2657

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Intercontinental Technology, Inc. (the “Company”) hereby confirms its current share structure as of December 19, 2017, as follows:

Total authorized shares are 1,011,000,000, of which 1,000,000,000 shares are common stock, no par value and 11,000,000 are preferred stock, no par value.

Preferred Stock:

Authorized 11,000,000

Total Preferred Shares issued and outstanding: 1,000,000 (Series A), held by Dror Svorai

Common Stock:

Authorized 1,000,000,000

Total Common Shares issued and outstanding: 3,263,421

Float: 2,548,921

Restricted: 714,500

Item 9.01      Financial Statements and Exhibits.

(d)  Exhibits

None

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intercontinental Technology, Inc.

By: /s/ Richard Davis

_ ____________________________

Richard Davis

Title: CEO

Date: December 19, 2017

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